UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period:  March 31, 2015

Item 1. Report to Stockholders.

www.CoveStreetFunds.com

Cove Street Capital
Small Cap
Value Fund

SEMI-ANNUAL REPORT | March 31, 2015

THIS PAGE INTENTIONALLY LEFT BLANK

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

DEAR FELLOW SHAREHOLDER:

Without unnecessarily confusing our investors, let us state that this is our fiscal “Mid-Year” letter, which means our comments as dictated by mutual fund convention relate to the prior 2 quarters—that being the last quarter of calendar year 2014 and the first quarter of calendar year 2015. That said, the most recent quarter was satisfactory following a fairly lousy fourth quarter of 2014 which we noted in some detail in our last missive to shareholders, so let’s move on.

TOTAL RETURN (%) as of March 31, 2015 | Symbol CSCSX

	3	1	3	5	10	INCEPTION
	MONTH	YEAR	YEAR	YEAR	YEAR	(9/30/98)
Cove Street Capital Small Cap Value Fund(1)	2.57	5.15	14.23	14.12	6.47	11.42
Russell 2000® Index	4.32	8.21	16.27	14.57	8.82	9.21
Russell 2000® Value Index	1.98	4.43	14.79	12.54	7.53	9.87

Performance shown for the period September 30, 1998 to January 20, 2012 reflects performance for Cove Street Capital Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Effective September 10, 2013, the Investor Class eliminated all sales charges on purchases. Prior to that date, purchases were subject to a maximum sales charge of 3.50%. The returns shown for the Investor Class do not reflect any sales charges. If they had, the returns would be lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.60%. Investment performance reflects contractual fee waivers in effect through 5/31/16 to keep the expense ratio (excluding 0.01% acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) at or below 1.69% (Expense Cap). Net expense ratios are higher than gross expense ratios due to recoupment of previously waived fees.

As of January 28, 2013, The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Let us simply repeat some thoughts that will serve to sum up our general sense of the economic and financial environment— which frankly has not changed much in the past year. “Tepid” is the accurate term as the US continued to move forward at a sub-optimal rate of growth while the rest of the world is mostly mired in recession or near-recession economic activity. Meanwhile, the determination of the Federal Reserve and its global counterparts to continue manipulating interest rates lower (and yes, we have now learned they can go below zero) has enabled overall equity valuation and credit markets to hover something above what would be normalized fair value, the extent of which is impossible to determine. Both states of affairs worry us.

In our world of small cap, there is not a lot of easy money to be had, but we continue to be blessed that in a world of thousands of stocks, diligence and consistent work can find opportunities in which we can intelligently put money to work. With that in mind, we go through some newer ideas below, but first let’s go over some of what has helped and hurt us over the last six months.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

WHAT HAPPENED 6 Months Ending March 31, 2015 | Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 CONTRIBUTORS	(%)	(%)	(%)
AVID TECHNOLOGY INC	3.77	45.44	1.69
INTL FCSTONE INC	2.72	66.81	1.58
FAIR ISAAC CORPORATION	1.87	51.80	0.96
GP STRATEGIES CORP	3.21	27.56	0.87
CARROLS RESTAURANT GROUP INC	4.36	17.86	0.82

The 5 Contributors measure the top five contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

After being de-listed from the Nasdaq Exchange due to a lengthy and costly restatement of financials, Avid Technology (AVID) temporarily plunged, a purely technical move into which we were happy to buy. AVID’s new management team has done an excellent job of making this a “real” company that can finally create value from its leading industry positions. AVID is in the middle of moving its software offerings—considered “mission-critical” to the music and film editing industries—to the cloud, and after some initial confusion within the investment community about the ultimate impact of the change, people have begun to understand the potential earnings power of the company. If the company can achieve what seems to us as reasonable industry margins, it has more upside potential and as such we remain holders.

INTL FCStone (INTL) is an odd mix of financial businesses run by a management team that has developed a spectacular record while laboring in obscurity. We love that. Three things have gone really well recently: first, with farms producing a bumper crop this year, the company’s commercial client hedging activities picked up strongly in the first quarter, representing a snap back in hedging volumes from several years of depressed trading volumes. Secondly, the anticipation of a Federal Reserve rate hike created an expectation that INTL’s earnings power can increase substantially as it presently holds $1.4 billion of client assets earning virtually nothing. Lastly, the company has had a fast growing and highly profitable business of arranging foreign currency transfer that is beginning to be appreciated by investors. We have reduced our position after a huge gain, but are very impressed with the team for the long run.

Fair Isaac (FICO) benefited from an announced consumer offering provided via a joint venture with Experian whereby Experian will include FICO scores with their credit monitoring service. Using Experian’s direct sales to distribute the FICO score out to consumers is a significant opportunity for FICO and potentially represents a near-20% increase in FICO’s earnings. As earnings have grown, the multiple the market is willing to place on its cash flows has continued to increase as well. Accordingly, we sold the stock during the first quarter of 2015 as we could no longer stomach the multiple the stock commanded. This was a wonderful long-term holding that simply ran away from any reasonable “margin of safety.”

GP Strategies (GPX) is a play on the global outsourcing of corporate training and it has continued to win new customers and execute well on its existing engagements. We are now at close to the proverbial “10-bagger” from our first purchase and the portfolio manager is saddened by his inability to appreciate the terrific execution of a growth plan by CEO Scott Greenberg. We should have made a lot more money, but we simply did not weight the company properly in the portfolio. We remain holders.

Carrols Restaurant Group (TAST) is the largest Burger King franchisee in the United States, having operated Burger King restaurants since 1976. After the world-renowned private equity firm 3G Capital bought a down-on-its-luck Burger King in 2010, 3G shifted to an asset-light model in which it sought to find franchisees to operate virtually all of its stores while it would focus on managing the brand. Carrols acquired a significant number of these stores and along with it received a “right of first refusal” on the sales of any Burger King franchises in a 20-state area encompassing most of the Eastern US.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

As a result, the company has been able to purchase select franchises at extremely low multiples of cash flow or revenue and used their significant operating expertise to turn operations around. Our thesis is that Carrols management has the runway to achieve substantial cost savings through simple blocking and tackling with these acquisitions, and the effects may be magnified if 3G is able to achieve even middling success at getting the Burger King brand back on the American fast food consumer’s radar. So far, so good.

WHAT HAPPENED 6 Months Ending March 31, 2015 | Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
TOP 5 DETRACTORS	(%)	(%)	(%)
EMERALD OIL INC	0.76	-79.12	-1.96
APPROACH RESOURCES	3.14	-27.34	-0.93
HERITAGE-CRYSTAL CLEAN INC	2.58	-36.00	-0.89
WESCO AIRCRAFT HOLDINGS ORD	1.92	-22.12	-0.73
FORESTAR GROUP INC	4.87	-12.93	-0.61

The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

As noted in more detail last quarter, Emerald Oil (EOX) suffered disproportionately due to its pure play position in the Bakken oil fields in North Dakota where higher well costs led to negative returns at sub $50 oil prices. Like many of its peers, the company raised equity during the quarter in order to maintain staying power through what is a world class down cycle. We have not added to our position but see no reason to sell it at current levels. We retain option value.

Similar to other small cap Exploration & production (E&P) operators, Approach Resources (AREX) was hurt by the drastic fall in oil prices to below $50 a barrel. Although the company has cut capital expenditures to live within its cash flow, its debt level and exposure to oil helped create a significant loss of value. Given its low cost position in the Permian Basin, AREX is poised to potentially benefit meaningfully from any increase in oil prices...in our lifetime.

Heritage Crystal Clean (HCCI) has two businesses. The “parts cleaning” business has been growing at double digits with double digit margins, while the business of recycling oil and re-refining it has become a lousy business given the oil and gas environment. HCCI was once again hurt by the renewed downward pull of base oil prices and a perception by the market that the integration of their last acquisition, FCC, will take longer than initially expected. From our vantage point, nothing has fundamentally changed in the business and in fact the entire industry of used oil collectors now appears to be behaving a tad more rationally than it has in the past. We continue to like HCCI for the long term.

Wesco Aircraft Holdings (WAIR) is one of the two largest distributors of fasteners and other aerospace parts in the world. We owned the stock for 4 months and took a reasonable lump. What we missed was how poorly the company managed a transition from being a successful private company to a public company. Management could not articulate the proper margin structure to investors (lower), the CEO and CFO have left, the company’s systems and controls are not on par for being a public company, and its private equity sponsor allowed a large leveraged acquisition that management had no business making. We were fooled by the sophistication of the front end of their business which is embedded into the supply chain of the largest companies in the industry. That sophistication did not translate anywhere else. While many of these issues are fixable with time and new management, the latter is not in place and the former may be quite a while. We were also somewhat unnerved by a material weakness released on its 10K and decided to take an interim loss and regroup. Conceptually, we would be interested later and at lower prices.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

In an unusual set of events, at least for us, Cove Street entered into a “group” with another investment firm, Spring Owl Asset Management LLC, and filed a 13D with the SEC on our position in Forestar (FOR). In short, we agreed that this is an asset-rich company selling well below our estimate of intrinsic value. After a variety of discussions, Forestar agreed to effectively allow two new Board members suggested by our group to be on the 2015 Proxy. We think this is an excellent step to assist the current team in evaluating options to help create value for shareholders. The company is in the middle of a review of strategic alternatives and while lower oil and gas prices are not helping, the company is drastically curtailing spending and cutting costs. We continue to see solid upside from current levels.

As far as recent moves and as somewhat noted above, we completely sold our positions in Fair Isaac, AZZ Industries, and PMC Sierra on valuation concerns—all were solid and multi-year winners for the fund—and we took our lumps in Wesco. We spent most of our cash this quarter adding to existing positions in Belmond, ViaSat, and NeuStar. We barely got started initiating positions in Chemtura and Raven Industries, but they are not worth talking about yet as they immediately “ran” on us and we did not get full positions.

The new position which we did get filled is DreamWorks Animation SKG (DWA), the media company anchored by its animation studio and led by entertainment luminary Jeffrey Katzenberg. Under the “business, value, people” lens through which we view potential investments, he may be either a great help or a great hurt; of which we are uncertain. What we do know is that there have been two somewhat public bids for the company in the $30s from Hasbro and Softbank in the last year, while we paid $19. The company recently announced a massive restructuring which involved closing one of its two campuses, laying off staff, and cutting its movie slate from 3 films a year to 2. This suggests to us some prevailing wind of common sense and shareholder orientation, variables which are not always associated with entertainment companies. This business also shares something with our business—you are commonly perceived to only be as good as your last period of results. There is nothing that will fix a $19 stock like a hit movie.

Looking forward, Cove Street is in excellent shape with a solid team that remains focused on finding inefficiencies in the public markets, a task which we believe is always easier in the smaller capitalization sector. We appreciate your continued partnership.

Best Regards,

Jeffrey Bronchick, CFA | Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index. The NASDAQ is an American stock exchange, the largest in the US. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. 10-bagger is an investment term coined by Peter Lynch in One Up On Wall Street that refers to an investment worth ten times its initial purchase price. A schedule 13D is a form that must be filed with the SEC when a person or group acquires more than 5% of any class of a company’s shares.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services LLC.

PERFORMANCE (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

EXPENSE EXAMPLE - MARCH 31, 2015 (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 – March 31, 2015).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD
	10/1/2014	3/31/2015	10/1/2014 - 3/31/2015(1)
Investor Class Actual(2)	$1,000.00	$1,074.70	$8.53

Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.70	$8.30

Institutional Class Actual(2)	$1,000.00	$1,076.30	$7.25

Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.65% and 1.40% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2015 of 7.47% and 7.63% for the Investor Class and Institutional Class, respectively.

HOLDINGS PRESENTATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

SCHEDULE OF INVESTMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

COMMON STOCKS - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY # - 27.6%
Belmond, Class A *	209,550	$2,573,274
Carrols Restaurant Group *	253,600	2,102,344
Central Garden & Pet *	50,000	493,500
Cherokee	88,506	1,724,097
DreamWorks Animation SKG, Class A *	63,700	1,541,540
Francesca’s Holdings *	74,500	1,326,100
Lakes Entertainment *	55,750	477,777
Liberty Ventures, Series A *	37,600	1,579,576
SeaWorld Entertainment	75,100	1,447,928
The E.W. Scripps Company *	4,934	140,323
		13,406,459

ENERGY - 5.4%
Approach Resources *	245,200	1,615,868
Carbon Natural Gas *(a)	550,000	357,500
Emerald Oil *	300,000	222,000
WPX Energy *	39,900	436,107
		2,631,475

FINANCIAL SERVICES - 23.9%
Baldwin & Lyons, Class B	40,110	940,981
Chimera Investment - REIT	710,500	2,230,970
Forestar Group *	157,838	2,489,105
Hallmark Financial Services *	191,546	2,030,388
INTL FCStone *	43,647	1,297,625
Symetra Financial	56,000	1,313,760
White Mountains Insurance Group	1,865	1,276,630
		11,579,459

HEALTH CARE - 2.7%
Halyard Health *	26,700	1,313,640

MATERIALS & PROCESSING - 5.9%
American Vanguard	116,400	1,236,168
Chemtura *	13,800	376,602
OM Group	42,300	1,270,269
		2,883,039

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

COMMON STOCKS - 95.5% (continued)

	Shares	Value
PRODUCER DURABLES - 11.7%
Actuant, Class A	49,900	$1,184,626
GP Strategies *	34,200	1,265,400
Heritage-Crystal Clean *	150,000	1,755,000
Remy International	65,850	1,462,529
		5,667,555

TECHNOLOGY - 18.3%
Avid Technology *	78,135	1,164,211
Comverse *	59,100	1,164,270
GSI Group *	103,100	1,373,292
NeuStar, Class A *	113,700	2,799,294
ViaSat *	28,500	1,698,885
Westell Technologies, Class A *	532,100	697,051
		8,897,003

Total Common Stocks
(Cost $40,303,532)		46,378,630

SHORT-TERM INVESTMENT - 4.5%

Fidelity Institutional Government Portfolio, Institutional Class, 0.01% ^
(Cost $2,193,515)	2,193,515	2,193,515

TOTAL INVESTMENTS - 100.0%

Total Investments - 100.0%
(Cost $42,497,047)		48,572,145
Other Assets and Liabilities, Net - (0.0)%		(5,253)
Total Net Assets - 100.0%		$48,566,892

#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See note 9 in Notes to Financial Statements.
*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See notes 2 and 3 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the rate in effect as of March 31, 2015.
REIT - Real Estate Investment Trust

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

ASSETS:
Investments, at value
(cost $42,497,047)	$48,572,145
Receivable for capital shares sold	5,000
Dividends and interest recievable	86,328
Prepaid expenses	20,250
Total assets	48,683,723

LIABILITIES:
Payable for capital shares redeemed	11,748
Payable to investment adviser	35,104
Payable for fund administration & accounting fees	14,231
Payable for compliance fees	2,004
Payable for custody fees	1,754
Payable for transfer agent fees & expenses	11,061
Payable for trustee fees	3,036
Accrued distribution fees	18,130
Accrued expenses	19,763
Total liabilities	116,831

NET ASSETS	$48,566,892

NET ASSETS CONSIST OF:
Paid-in capital	$38,014,178
Accumulated net investment loss	(57,087)
Accumulated net realized gain on investments	4,534,703
Net unrealized appreciation on investments	6,075,098
Net Assets	$48,566,892

	Investor Class	Institutional Class

Net Assets	$29,246,436	$19,320,456
Shares issued and outstanding(1)	882,955	563,698
Net asset value, redemption price and offering price per share(2)	$33.12	$34.27

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited) - FOR THE SIX MONTHS ENDED MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

INVESTMENT INCOME:
Dividend income	$318,628
Interest income	179
Total investment income	318,807

EXPENSES:
Investment adviser fees (See note 4)	204,869
Fund administration & accounting fees (See note 4)	46,095
Transfer agent fees (See note 4)	34,097
Federal & state registration fees	14,756
Audit fees	8,099
Compliance fees (See note 4)	6,006
Legal fees	5,733
Postage & printing fees	5,551
Trustee fees (See note 4)	5,096
Other	4,053
Custody fees (See note 4)	3,850
Distribution fees: Investor Class (See note 5)	37,689
Total expenses	375,894

NET INVESTMENT LOSS	(57,087)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,672,749
Net change in unrealized appreciation on investments	(992,695)

Net realized and change in unrealized gain on investments	3,680,054

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,622,967

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

	Six Months
	Ended	Year Ended
	March 31, 2015	September 30,
	(Unaudited)	2014

OPERATIONS:

Net investment loss	$(57,087)	$(333,845)
Net realized gain on investments	4,672,749	5,723,518
Net change in unrealized appreciation on investments	(992,695)	(2,743,091)
Net increase in net assets from operations	3,622,967	2,646,582

CAPITAL SHARE TRANSACTIONS:

Investor Class:
Proceeds from shares sold	1,695,126	4,663,737
Proceeds from reinvestment of distributions	2,470,920	1,832,949
Payments for shares redeemed	(4,828,912)	(4,524,965)
Redemption fees	408	816
Increase (Decrease) in net assets resulting from Investor Class transactions	(662,458)	1,972,537
Institutional Class:
Proceeds from shares sold	3,826,120	15,647,460
Proceeds from reinvestment of distributions	1,936,690	1,678,230
Payments for shares redeemed	(3,950,203)	(20,486,845)
Redemption fees	287	2,157
Increase (Decrease) in net assets resulting from Institutional Class transactions	1,812,894	(3,158,998)
Increase (Decrease) in net assets resulting from capital share transactions	1,150,436	(1,186,461)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class:	—	—
Institutional Class:	—	—
From net realized gain on investments:
Investor Class:	(3,443,759)	(2,404,191)
Institutional Class:	(2,016,078)	(1,679,915)
Total distributions to shareholders	(5,459,837)	(4,084,106)

TOTAL DECREASE IN NET ASSETS	(686,434)	(2,623,985)

NET ASSETS:

Beginning of period	49,253,326	51,877,311
End of period, including accumulated net investment loss of $(57,087) and $0, respectively	$48,566,892	$49,253,326

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

INVESTOR CLASS(1)

	Six Months
	Ended	Year Ended September 30,
	March 31,
	2015
	(Unaudited)	2014	2013	2012	2011		2010
PER SHARE DATA:

Net asset value, beginning of period	$34.51	$35.64	$27.90	$18.79	$20.37		$18.15

Investment operations:
Net investment income (loss)	(0.05)	(0.25)	(0.20)	(0.16)	(0.05	)(2)	0.04 (2)
Net realized and unrealized gain (loss)
on investments	2.52	1.94	7.94	9.27	(1.43)		2.20
Total from investment operations	2.47	1.69	7.74	9.11	(1.48)		2.24

Less distributions:
Dividends from net investment income	—	—	—	—	(0.10)		(0.02)
Dividends from net capital gains	(3.86)	(2.82)	—	—	—		—
Total distributions	(3.86)	(2.82)	—	—	(0.10)		(0.02)

Paid-in capital from redemption fees	— (3)	— (3)	— (3)	—	—		—

Net asset value, end of period	$33.12	$34.51	$35.64	$27.90	$18.79		$20.37

TOTAL RETURN(4)	7.47%	4.52%	27.74%	48.48%	(7.35)%		12.33%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$29.3	$31.1	$30.2	$18.9	$12.1		$16.5

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.65%	1.59%	1.85%	2.09%	1.60%		1.73%
After expense reimbursement/recoupment(5)	1.65%	1.64%	1.69%	1.59%	1.20%		1.33%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/recoupment(5)	(0.33)%	(0.70)%	(0.87)%	(0.60)%	(0.25)%		0.23%

Portfolio turnover rate(4)	52%	77%	72%	67%	50%		48%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

INSTITUTIONAL CLASS

	Six Months
	Ended	Year Ended September 30,
	March 31,
	2015
	(Unaudited)	2014	2013	2012	2011		2010
PER SHARE DATA:

Net asset value, beginning of period	$35.53	$36.53	$28.53	$19.18	$20.77		$18.46

Investment operations:
Net investment income (loss)	(0.01)	(0.20)	(0.12)	(0.07)	(0.05	)(1)	0.08 (1)
Net realized and unrealized gain (loss)
on investments	2.61	2.02	8.12	9.42	(1.47)		2.23
Total from investment operations	2.60	1.82	8.00	9.35	(1.52)		2.31

Less distributions:
Dividends from net investment income	—	—	—	—	(0.07)		—
Dividends from net capital gains	(3.86)	(2.82)	—	—	—		—
Total distributions	(3.86)	(2.82)	—	—	(0.07)		—

Paid-in capital from redemption fees	— (2)	— (2)	—	—	—		—

Net asset value, end of period	$34.27	$35.53	$36.53	$28.53	$19.18		$20.77

TOTAL RETURN(3)	7.63%	4.78%	28.04%	48.75%	(7.38)%		12.51%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$19.3	$18.1	$21.6	$7.2	$1.7		$3.3

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.40%	1.34%	1.54%	1.87%	1.20%		1.21%
After expense reimbursement/recoupment(4)	1.40%	1.39%	1.44%	1.40%	1.19%		1.20%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/recoupment(4)	(0.08)%	(0.45)%	(0.62)%	(0.56)%	(0.23)%		0.40%

Portfolio turnover rate(3)	52%	77%	72%	67%	50%		48%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”), formerly known as CSC Small Cap Value Fund, is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision in required. As of and during the period ended March 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and for the period ended March 31, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2011 through 2014.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At March 31, 2015, the Fund had investments in illiquid securities with a total value of $357,500 or 0.7% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/2012	$195,250

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$46,021,130	$357,500	$—	$46,378,630
Short-Term Investment	2,193,515	—	—	2,193,515
Total Investments in Securities	$48,214,645	$357,500	$—	$48,572,145

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2015, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2016. At March 31, 2015, the balance of previously waived fees eligible for recoupment was $111,591, of which $61,112 expires September 30, 2015 and $50,479 expires September 30, 2016. Effective February 20, 2014, the Advisor elected to forego the recoupment of previously waived fees in order to reduce the total annual operating expenses of the Fund. This election is voluntary, but the Advisor retains the right to recoup these previously waived expenses in the future.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended March 31, 2015, the Investor Class incurred expenses of $37,689 pursuant to the Plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended	For the Year Ended
	March 31, 2015	September 30, 2014
TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	52,849	131,834
Shares issued to holders in reinvestment of dividends	76,737	51,618
Shares redeemed	(149,220)	(129,101)
Increase (Decrease) in Investor Class shares outstanding	(19,634)	54,351
Institutional Class:
Shares sold	115,845	444,525
Shares issued to holders in reinvestment of dividends	58,176	45,992
Shares redeemed	(119,955)	(573,420)
Increase (Decrease) in Institutional Class shares outstanding	52,066	(82,903)
Net increase (decrease) in shares outstanding	34,432	(28,552)

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2015, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$26,819,399	$23,708,014

8. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2014, the Fund’s most recently completed fiscal year-end, were as follows:

Aggregate Gross	Aggregate	Net	Federal Income
Appreciation	Gross Depreciation	Appreciation	Tax Cost
$7,991,845	$(1,062,085)	$6,929,760	$38,876,478

The difference between book-basis and tax-basis unrealized appreciation is attributable primary to the deferral of wash sale losses.

NOTES TO FINANCIAL STATEMENTS (unaudited) - MARCH 31, 2015

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

At September 30, 2014, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	Losses	Appreciation	Earnings
$2,402,620	$3,057,217	$ —	$6,929,760	$12,389,592

As of September 30, 2014, the Fund had no capital loss carryforwards.

For the period ended March 31, 2015, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long-Term Capital Gains	Total
$2,402,616	$3,057,216	$5,459,837

For the year ended September 30, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long-Term Capital Gains	Total
$474,918	$3,609,188	$4,084,106

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. SECTOR RISK

As of March 31, 2015, the Fund had a significant portion of its assets invested in the consumer discretionary sector. The consumer discretionary sector may be more greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2015, Charles Schwab & Co., for the benefit of its customers, owned 34.2% of the outstanding shares of the Fund.

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ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for an- other annual term.

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continu- ance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board through- out the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the cost of the services provided and the profits realized by Cove Street from services rendered to the Trust with re- spect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Cove Street resulting from ser- vices rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securi- ties to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered the Fund’s per- formance compared to its benchmarks and to the performance of the composite of accounts that Cove Street manages utilizing similar investment strategies to that of the Fund. The Trustees noted the comparable performance of the Fund and the compos- ite, and further noted that the Fund outperformed its benchmarks during the three year, five year, and since inception periods ended December 31, 2014. The Trustees also considered the investment philosophy of the portfolio manager and his significant investment and portfolio management experience, including that he has managed the Fund, including its predecessors, since the Fund’s inception in 1998. The Trustees also considered Cove Street’s capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12 month period ended June 30, 2014. In that regard, the Trustees noted that Cove Street subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed projected Rule 12b-1 fees payable by the Fund. The Trustees further considered that the management fees that Cove

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

Street charges to separately managed accounts with similar investment strategies and similar asset levels to that of the Fund are slightly lower than the advisory fee that the Fund pays Cove Street. They also noted, however, that Cove Street has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and share- holder materials that justify the higher fee. The Trustees also considered that Cove Street had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus, and that Cove Street has also voluntarily waived fees and reimbursed expenses to keep the Fund’s expense ratio below its contractual cap. The Trustees concluded that the Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was consistent with the both the average and median management fees reported for the benchmark category. They also considered that the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average total expenses reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about potential capacity constraints associated with its strategy of investing in small cap stocks. The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circum- stances change and asset levels increase.

Other Benefits. The Trustees noted that Cove Street does not utilize soft dollar arrangements with respect to portfolio transac- tions and has no affiliated brokers to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Cove Street as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Cove Street incurred continue to exceed any Rule 12b-1 payments from the Fund. The Trustees concluded that Cove Street will not receive any additional financial benefits from services rendered to the Fund.

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866- 497-0097. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

COVE STREET CAPITAL SMALL CAP VALUE FUND | Semi-Annual Report 2015

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER

Cove Street Capital, LLC
2101 E El Segundo Boulevard, Suite 302
El Segundo, CA 90245

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date     June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date     June 4, 2015

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     June 4, 2015